SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earlier event reported):       January 31, 2000
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                       McNeil Real Estate Fund XXVII, L.P.
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             (Exact name of registrant as specified in its charter)


Delaware                          0-17173                    33-0214387
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


             13760 Noel Road, Suite 600, LB70, Dallas, Texas, 75240
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               (Address of principal executive offices) (Zip code)


Registrant's telephone number, including area code:     (972) 448-5800
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Item 1.  Change in Control of Registrant.

         On January 31, 2000, the transactions (the "Transactions") contemplated by the Master Agreement, dated as of June 24, 1999, by and among WXI/McN Realty L.L.C. ("WXI/McN"), the McNeil Partnerships (as such term is defined therein), McNeil Partners, L.P., McNeil Investors, Inc., McNeil Real Estate Management, Inc., McNeil Summerhill, Inc., and Robert A. McNeil (the "Master Agreement"), relating to McNeil Real Estate Fund XXVII, L.P. (the "Partnership"), including the transfer of the general partner interest in the Partnership to a subsidiary of WXI/McN and the merger of a subsidiary of WXI/McN with and into the Partnership, were consummated. The Transaction and the Master Agreement were approved by




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the holders of limited partnership units in the Partnership at a special meeting of the limited partners held on January 20, 2000.

         In Connection with the Merger, all outstanding units of limited partnership interest in the Partnership were converted into the right to receive $9.88 in cash per unit of limited partnership interest. In addition, on January 31, 2000, a special distribution of approximately $1.10 in cash per unit of limited partnership interest in the Partnership was declared, thus entitling limited partners of the Partnership to receive an aggregate of approximately $10.98 in cash per unit of limited partnership interest.

         On January 31, 2000, a subsidiary of WXI/McN entered into a loan agreement (the "Commercial Loan Agreement") with General Electric Capital Corporation ("GECC") pursuant to which GECC has agreed to lend to such subsidiary up to an aggregate amount of approximately $109,185,728.00 to partially finance the acquisition of the McNeil Partnerships and to provide a working capital and leasing facility with respect to certain commercial properties owned by the McNeil Partnerships. The foregoing description is qualified by reference to the Commercial Loan Agreement, which is Exhibit 99.1 hereto and is incorporated herein by reference in its entirety.

         On January 31, 2000, subsidiaries of WXI/McN entered into a loan agreement, made as of January 1, 2000 (the "Multifamily Loan Agreement"), with Amresco Capital, L.P. ("Amresco") pursuant to which Amresco has agreed to lend to such subsidiaries up to an aggregate amount of approximately $195,783,261.00 to partially finance the acquisition of the McNeil Partnerships. The foregoing description is qualified by reference to the Multifamily Loan Agreement, which is Exhibit 99.2 hereto and is incorporated herein by reference in its entirety.

         As a result of and following the Transaction, all the issued and outstanding limited partnership units in the Partnership are directly or indirectly beneficially owned by WXI/McN. Accordingly, the Partnership has filed a Certificate and Notice of Termination of




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Registration on Form 15 with the Security and Exchange Commission and is no longer subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
        (c) Exhibits

               Exhibits        Description of Exhibits
                99.1           Loan Agreement, dated January 31, 2000, between
                               WXI/MCN Commercial Real Estate Limited
                               Partnership and General Electric Capital
                               Corporation, (incorporated by reference to
                               Exhibit (a)(1) to Amendment No. 1 to the
                               Schedule 13E-3 filed on February 14, 2000 by the
                               Partnership and other parties in connection with the Transaction).

                99.2 Loan Agreement, made as of January 1, 2000, among WXI/MCN Multifamily Real Estate Limited Partnership, Brendon Way Fund XII Associates, Castle Bluff Fund XII Associates L.P., Embarcadero Associates and Amresco Capital, L.P., (incorporated by reference to Exhibit (a)(2) to Amendment No. 1 to the Schedule 13E-3 filed February 14, 2000 by the Partnership and other parties in connection with the Transaction).





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

        McNeil Real Estate Fund XXVII, L.P.

        By: WXI/MCN Commercial Gen-Par, L.L.C.,
            its General Partner

               By: /s/ Jonathan Langer
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                  Name:   Jonathan Langer
                  Title:  Vice President


Dated: February 15, 2000